DEAR FELLOW SHAREHOLDERS:

     Net income for the quarter was $574,575 or $.26 per share. A dividend of $.25 was declared on October 16, 2000, payable October 27, 2000, to holders of record October 20, 2000.

     As a relief from the noise of political rallies, it is helpful to think ahead to a special American holiday -- Thanksgiving. We are a most fortunate people to be living in this country at this time. No matter who wins the election, that joyous fact is going to persist, and is hard to imagine that either candidate can kill our golden goose.

     Sure, there are problems, and it is sobering to list them. But we should also keep them in perspective. They tend to be long-term in nature and relate to the general health of our society.

     Oil is and will growingly be a challenge. We need it, we will go on needing it for years, and we will have to rely on imports for the foreseeable future. That is reality; any combination of drilling and conservation is a species of "feel good" fiction.

     Our balance of payments is out of whack. Coupled with a miserly savings rate, there could be trouble ahead if the growth economy we have enjoyed begins to sputter. Let's hope that future fiscal guardians are sensible and a bit lucky.

     The top dogs are being overpaid. It is absurd to reward some corporate chieftain at a rate four hundred times more than the pay of the worker who makes the corporate wheels spin. It is obscene to celebrate rotten performance by giant option and salary gifts. Why should the CEO of some corporate loser be treated differently from a failing football coach?

     Nasty dictators pose threats on local levels; those threats have to be met and contained. If we don't take the lead and maintain global sanity, there is going to be trouble ahead. That means two things:

          (1) We have to accept worldwide responsibility;

          (2) Our military must be structured for the new reality.

     That seems like enough to put on the national plate. Somehow all these problems are more relevant than abortion, gay marriage and the Polar Ice Cap. They also suggest that while the present is generally wonderful, the future will need intelligent leadership, not just sound-bite slogans.

     "We are comforted by the fact that Excelsior shareholders can watch the future play out with the knowledge that their dividend is very safe -- not a bad feeling!"
                                                    Sincerely,
                                                    /s/ Townsend Brown II
                                                    Townsend Brown II
                                                    Chairman and President
October 6, 2000

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
September 30, 2000 (Note 1)

U.S. GOVERNMENT AND FEDERAL                          Moody's
AGENCIES OBLIGATIONS--55.34%                        Rating**     Face Amount      Cost*         Value
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  6%, 4/1/28                                           (1)       $ 2,620,130   $ 2,577,143   $ 2,448,676
Government National Mortgage Assn.,
  6%, 7/20/27                                          (1)           331,676       333,282       335,141
  6%, 11/20/28                                         (1)         2,762,343     2,721,340     2,579,858
  7%, 5/15/22                                          (1)           183,111       182,882       180,433
  7%, 4/15/23                                          (1)         2,262,010     2,263,424     2,228,928
  7%, 5/15/23                                          (1)           469,497       468,103       462,630
  7%, 3/15/24                                          (1)         1,023,276     1,012,404     1,008,311
  7%, 7/20/29                                          (1)         3,774,510     3,722,758     3,698,077
  7.50%, 12/15/25                                      (1)           525,378       524,557       527,151
  8%, 8/15/24                                          (1)           609,464       606,131       620,777
  8%, 1/15/25                                          (1)           487,201       471,062       496,244
  8%, I, 4/15/30                                       (1)           996,539     1,002,144     1,015,036
  8%, II, 3/20/30                                      (1)         1,951,317     1,965,342     1,977,172
  8%, II, 4/20/30                                      (1)         1,960,858     1,970,050     1,986,840
  8.50%, 7/15/17                                       (1)           420,933       431,653       433,087
  8.50%, 5/15/21                                       (1)           178,242       182,781       183,389
  10%, 1/15/18                                         (1)           376,209       408,246       395,137
U.S. Treasury Bond,
  7.25%, 5/15/16                                       (1)         1,000,000       975,000     1,112,813
                                                                 -----------   -----------   -----------
                                                                  21,932,694    21,818,302    21,689,700
                                                                 -----------   -----------   -----------
BONDS AND NOTES--33.41%
--------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust,
  6.64%, 4/17/10                                       Aaa         1,000,000     1,012,969       963,847
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                                       Aa2         1,500,000     1,495,875     1,596,713
Ford Motor Credit,
  6.125, 1/9/06                                         A1         2,000,000     1,989,980     1,889,626
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                                       Aaa         2,000,000     1,978,500     1,979,730
Nationslink Funding Corp.,
  6.476%, 7/20/08                                      Aaa         1,000,000     1,014,414       966,027
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                                        A1         1,800,000     1,806,138     1,808,449
Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                                        A1         2,000,000     1,997,400     1,878,824
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                        Aa2         2,000,000     1,988,600     2,009,956
                                                                 -----------   -----------   -----------
                                                                  13,300,000    13,283,876    13,093,172
                                                                 -----------   -----------   -----------
SHORT-TERM HOLDINGS--11.25%
--------------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                            1,800,000     1,800,000     1,800,000
Federal Home Loan Banks, Disc. Note 10/6/00                        2,000,000     1,998,495     1,998,495
Fidelity Treasury Cash Portfolio                                     611,173       611,173       611,173
                                                                 -----------   -----------   -----------
                                                                   4,411,173     4,409,668     4,409,668
                                                                 -----------   -----------   -----------
TOTAL INVESTMENTS IN SECURITIES                                  $39,643,867   $39,511,846   $39,192,540
                                                                 ===========   ===========   ===========

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

September 30, 2000 (Note 1)

The aggregate market value at September 30, 2000 for the long-term holdings in terms of Quality Ratings is as follows:

      Rating**              Value            Percent
      --------              -----            -------
Aaa (1)                  $25,599,304          73.60
Aa2                        3,606,669          10.37
A1                         5,576,899          16.03
                         -----------         ------
Total                    $34,782,872         100.00
                         ===========         ======

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                     $   351,382
    Aggregate gross unrealized
      depreciation                        (670,688)
                                       -----------
  Net unrealized depreciation          ($  319,306)
                                       ===========
Cost for Federal Income Tax
Purposes                               $39,511,846
                                       ===========

**Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000

ASSETS:
--------------------------
Investments (Note 1) in securities
  at value (identified
  cost $39,511,846):
  U.S. Government and
    Federal Agencies
    obligations          $21,689,700
  Bonds and notes         13,093,172
  Short-term holdings      4,409,668
                         -----------
    Total Investments                  $39,192,540
Cash                                         1,096
Interest receivable                        315,449
Prepaid expenses                             4,049
                                       -----------
    Total Assets                        39,513,134
                                       -----------
LIABILITIES:
--------------------------
Accrued advisory fee (Note 3)               49,297
Accrued operating expenses                  34,924
                                       -----------
    Total Liabilities                       84,221
                                       -----------
Net Assets                             $39,428,913
                                       ===========
  NET ASSETS consist of:
  Undistributed net investment
    income                             $   610,761
  Accumulated net realized losses
    from investment transactions          (255,116)
  Unrealized appreciation on
    investments                           (319,306)
  Capital shares (Note 5)                   21,691
  Additional paid-in capital            39,370,883
                                       -----------
                                       $39,428,913
                                       ===========
Net Asset Value per share
  ($39,428,913 / 2,169,091 shares)          $18.18
                                       ===========

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the nine months ended September 30, 2000
(Note 1)

INVESTMENT INCOME:
------------------------------

INCOME--Interest                        $ 2,040,820
EXPENSES:
  Investment advisory fee   $140,986
  Directors' fees and
    expenses                  27,835
  Officer's salary            34,161
  Postage and printing        38,553
  Professional fees           15,067
  Insurance                   29,559
  Transfer agent and
    registrar fees             7,535
  The New York Stock
    Exchange, Inc.--
    annual fee                12,183
  Miscellaneous               13,573
                           ---------
  Total expenses                            319,452
                                        -----------
  Investment Income--Net                  1,721,368
                                        -----------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------

Realized gain from security
  transactions
  (excluding short-term securities):
  Proceeds from sales     $2,955,307
  Cost of sales            2,950,377
                          ----------
    Net realized gain                         4,930
Unrealized appreciation
  (depreciation)
  on investment securities:
Beginning of period         (882,623)
End of period               (319,306)
                          ----------
  Change in unrealized
    depreciation--net                       563,317
                                        -----------
Net realized gain and change
  in unrealized appreciation
  (depreciation) on investments             568,247
                                        -----------
Net increase in Net Assets
  Resulting from Operations             $ 2,289,615
                                        ===========

STATEMENT OF CHANGES IN NET ASSETS

                          For the nine    For the year
                          months ended        ended
                         Sept. 30, 2000   Dec. 31, 1999
                         --------------   -------------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
 Investment income--
  net (Note 1)             $ 1,721,368     $ 2,234,226
 Realized gain on
  investments--net
  (Note 2)                       4,930          86,337
 Change in unrealized
  appreciation--net            563,317      (2,707,187)
                           -----------     -----------
 Net increase
  (decrease)
  in net assets
  resulting from
  operations                 2,289,615        (386,624)
 Dividends to share-
  holders from:
  Investment income--
  net                       (1,086,871)     (2,200,677)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)         (56,530)       (199,098)
                           -----------     -----------
 Total increase
  (decrease) in net
  assets                     1,146,214      (2,786,399)
NET ASSETS:
-----------------------
 Beginning of period        38,282,699      41,069,098
                           -----------     -----------
 End of period
  (including
  undistributed
  (overdistributed) net
  investment income of
  $610,761 and
  ($23,736) in 2000 and
  1999, respectively)      $39,428,913     $38,282,699
                           ===========     ===========

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                               For the
                                                nine
                                               months             For the year ended
                                                ended    -------------------------------------
                                               9/30/00    1999      1998      1997      1996
                                               -------    ----      ----      ----      ----
Per Share Operating Performance:
Net asset value, beginning of period           $ 17.62   $ 18.78   $ 18.52   $ 18.23   $ 18.94
                                               -------   -------   -------   -------   -------
  Net investment income                            .78      1.03      1.06      1.08      1.11
  Net gain (loss) on securities
     (realized and unrealized)                     .26     (1.20)      .23       .38      (.64)
                                               -------   -------   -------   -------   -------
Total from investment operations                  1.04      (.17)     1.29      1.46       .47
                                               -------   -------   -------   -------   -------
Less Dividends and Distributions:
Dividends from net investment income              (.50)    (1.01)    (1.03)    (1.17)    (1.18)
                                               -------   -------   -------   -------   -------
Total dividends and distributions                 (.50)    (1.01)    (1.03)    (1.17)    (1.18)
                                               -------   -------   -------   -------   -------
  Treasury stock transaction                       .02       .02        --       .00        --
                                               -------   -------   -------   -------   -------
Net asset value, end of period                 $ 18.18   $ 17.62   $ 18.78   $ 18.52   $ 18.23
                                               =======   =======   =======   =======   =======
Market value per share, end of period          $ 15.50   $ 14.25   $ 16.56   $ 16.75   $ 15.75
                                               =======   =======   =======   =======   =======
Total Investment Return:
Based on market value per share                 14.55%    (8.39%)    5.55%    14.51%     5.68%
Ratios To Average Net Assets:
Expenses                                          .83%     1.05%     0.97%     1.08%     1.07%
Net investment income                            4.46%     5.60%     5.62%     5.89%     6.02%
Supplemental Data:
Net assets at end of period
  (000 omitted)                                $39,429   $38,283   $41,069   $40,490   $39,887
Portfolio turnover rate                          8.76%    16.09%    15.88%     2.91%     5.50%


         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
September 30, 2000
--------------------------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at September 30, 2000, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $255,116 expiring on December 31, 2003, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

Excelsior Income Shares, Inc.

September 30, 2000
--------------------------------------------------------------------------------
(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Two officers of the Company are officers of United States Trust Company of New York.

     Mr. Alexander R. Powers, has been principal Investment Advisor since August 1997. Mr. Powers has been a managing director of the Fixed Income Division of United States Trust Company of New York since March 1998 and was Senior Vice President from August 1997 to March 1998.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended September 30, 2000, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $-0- and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $5,029,074 and $2,955,307, respectively.

(5) CAPITAL STOCK:

At September 30, 2000, 2,169,091 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 1997 the Company purchased 2,000 shares in the open market at a cost of $30,805. For the year ended December 31, 1999, the Company purchased 13,300 shares in the open market at a cost of $199,098. For the period ended September 30, 2000, the Company purchased 4,000 shares in the open market at a cost of $56,530.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 14th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Geoffrey J. O'Connor
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.

------------------------------------------------------
                      Excelsior
                    Income Shares,
                         Inc.

                   Quarterly Report
                  September 30, 2000
------------------------------------------------------